QUARTERLY REPORT
                               DECEMBER 31, 2004

                                      FMI
                                   Focus Fund

                                   A NO-LOAD
                                  MUTUAL FUND

                                 FMI Focus Fund

                                                               February 7, 2005

Dear Fellow Shareholders:

  The fourth quarter of the year ended on a strong note for the FMI Focus Fund, with the Fund up 13.31% in the quarter, and 7.05% for the year. Rick and Glenn will discuss in more detail the performance and the positioning of the Fund for the year ahead.

  2004 was a year of unusually low volatility in the U.S. equity market. The high for the Standard & Poor's 500 during 2004 was 14% above the low. In the last 35 years, only three years have had lower levels of volatility. The average over that 35-year period was 28.5%. In that environment, all asset classes had reasonably good absolute rates of return, including the FMI Focus Fund. We are not sure whether the low volatility of 2004 signals lower investment complacency with regard to the stock market. We do know that we have experienced a reasonably good recovery in the economy, and stock prices cannot generally be categorized as cheap. However, the investment process that your portfolio managers employ should continue to yield very satisfactory long-term investment results, as has been true over the 8-year life of the FMI Focus Fund.

  The 2004 real Gross Domestic Product advanced by 4.4%. The economy has recovered nicely from the post 9/11 downturn; the employment pattern, particularly with regard to manufacturing, continues to move modestly upward -- but in an uneven fashion. Real consumer wages did show growth of 3-4% in 2004, after a couple of years of virtually no growth. However, consumers continued to spend more than they earned in 2004; therefore, consumer debt levels remain high, and personal savings rates, low by historic standards.

  As we have written in the past, mortgage debt, and particularly, second mortgages and refinancing, have been a significant factor in fueling consumer spending in recent years. While we believe the economy will further expand in 2005, we would view this as being in the latter stages of this recovery. Against that backdrop, corporations have re-liquefied their balance sheets, and in many respects, have strengthened them significantly. Also, corporate profits, while growing robustly in 2004, will most likely see growth rates tapering off to 7-8% in 2005, suggesting to us a fairly valued market. Rick and Glenn continue to position the FMI Focus Fund for the environment mentioned above, and have done an outstanding job investing your assets on a long term basis.

  As always, we thank you for your continued confidence in the FMI Focus Fund team, and for your long-term confidence in our Fund.

Sincerely,

/s/Ted D. Kellner
Ted D. Kellner, CFA
President

          100 E. Wisconsin Ave. o Milwaukee, WI  53202 o 414-226-4555
                                www.fmifunds.com

                                                               January 31, 2005

Dear Fellow Shareholders:

 The FMI Focus Fund had a relatively strong calendar fourth-quarter, increasing in value by 13.31%. The S&P 500 rose by 9.23% while the Russell 2000 advanced 14.09%. As our long-term investors are well aware, our solid fourth quarter followed a difficult first half of 2004. This was reviewed extensively in the two previous shareholder reports (please see www.fmifunds.com). We believe the improved results reflect the portfolio repositioning undertaken in the second half of last year.

 We feel we are nearly where we want to be strategically vis-a-vis our outlook for the economy and stock market for 2005. We say "nearly" because one is rarely positioned "ideally" as defined by owning the right companies at the right valuation. Again, long-term shareholders are well aware of the emphasis we place on valuation at purchase. We want to buy companies with at least a twenty-percent discount-to-private-market value.

 Ironically, we are much more comfortable with our outlook for 2005 (modest economic growth, gradually rising interest rates, modest corporate earnings growth, and continued relatively-high energy prices), than we are with respect to the stock market simply because most stocks are fairly-valued, in our opinion. Combined with our view that the U.S. economy is in the sixth or seventh inning of a very modest economic cycle, one needs to be very careful and selective with respect to individual investments. We don't see a particularly strong tailwind behind corporate earnings from here on out (through the end of the current business cycle).

 The two exceptions to our outlook for 2005 are energy-related companies and companies benefiting from a declining U.S. dollar, specifically manufacturing companies. We continue to focus attention on companies like Kennametal Inc., Airgas, Inc., Regal-Beloit Corp., Baldor Electric Co., Robbins & Myers, Inc. and W.W. Grainger, Inc. Our holding in CIRCOR International, Inc. is particularly well positioned as a manufacturer selling into energy-related industries. With oil prices closing in on $50 per barrel again; exploration, development, pipeline expansion and alternative solutions such as LNG (liquefied natural gas) are all growing strongly again and are likely to continue that way for at least the next few years. As of the date of this letter, in addition to CIRCOR, we own a number of energy names from contract drillers like Pride International, Inc., ENSCO International Inc. and Rowan Companies, Inc., to suppliers and fabricators like National-Oilwell, Inc. On the production side, our investment is in Noble Energy, Inc.

 Other than energy and manufacturing, the balance of our investments is in special situations which are not as tied to the economic cycle. UNOVA, Inc., profiled in previous shareholder reports, is our Radio Frequency Identification ("RFID") and bar-coding play. The Company has terrific growth prospects and isn't terribly expensive at 1.3x sales. PerkinElmer, Inc. is another special situation benefiting from a restructuring and new product cycle.

 Varian Inc. is a position we have been "beefing up" on weakness. This is a well-managed firm that sells analytical instruments in the areas of spectroscopy, mass spectrometry, and chromatography. We are especially attracted to its duopoly position in NMR spectrometry instruments, a $500 million market evenly split between Varian and Bruker BioSpin. Although Varian Inc. has traditionally possessed market leading technologies in its businesses, we believe its margins will generously expand in the future. Specifically, the management's objective is to achieve $1 billion in core sales and 15% operating margins in its core business within three years. Current revenue and margins are $735 and 10.6%, respectively. If they reach these results, earnings per share would grow from under $2.00 this year to roughly $2.70. Applying the present 20x price to earnings ratio, one could envision a stock price of $55 versus $38 currently. In today's fully valued stock market, we believe the potential 45% upside in Varian is very exciting.

 As of December 29, 2004, our Board of Directors declared a distribution of $0.08910 from short-term capital gains and $0.24700 from long-term capital gains, payable December 30, 2004 to shareholders of record on December 28, 2004.

 As usual, we sincerely thank our shareholders. This past year was clearly not one of our best, but our long-term track record is very strong and reflective of a strong disciplined process. We look forward to 2005.

Sincerely,

/s/Richard E. Lane               /s/Glenn W. Primack
Richard E. Lane, CFA             Glenn W. Primack
Portfolio Manager                Portfolio Manager


THE VALUE OF A $10,000 INVESTMENT IN THE FMI FOCUS FUND FROM ITS INCEPTION (12/16/96) TO 12/31/04 AS COMPARED TO THE STANDARD & POOR'S 500 AND THE RUSSELL 2000

                   FMI Focus Fund     Standard & Poor's 500      Russell 2000
   12/16/96            $10,000               $10,000                $10,000
   12/31/96            $10,245               $10,280                $10,350
    3/31/97            $10,736               $10,549                 $9,815
    6/30/97            $12,709               $12,390                $11,406
    9/30/97            $16,796               $13,333                $13,103
   12/31/97            $17,391               $13,712                $12,664
    3/31/98            $19,876               $15,626                $13,938
    6/30/98            $19,687               $16,145                $13,289
    9/30/98            $17,838               $14,553                $10,611
   12/31/98            $23,561               $17,654                $12,342
    3/31/99            $22,826               $18,533                $11,673
    6/30/99            $27,450               $19,840                $13,488
    9/30/99            $26,372               $18,599                $12,634
   12/31/99            $36,309               $21,367                $14,965
    3/31/00            $46,693               $21,858                $16,025
    6/30/00            $47,926               $21,277                $15,419
    9/30/00            $50,634               $21,071                $15,590
   12/31/00            $44,803               $19,424                $14,513
    3/31/01            $40,107               $17,121                $13,568
    6/30/01            $45,270               $18,123                $15,507
    9/30/01            $35,815               $15,463                $12,283
   12/31/01            $45,939               $17,116                $14,874
    3/31/02            $48,707               $17,163                $15,466
    6/30/02            $42,035               $14,863                $14,174
    9/30/02            $32,363               $12,295                $11,141
   12/31/02            $35,721               $13,332                $11,827
    3/31/03            $33,933               $12,912                $11,296
    6/30/03            $42,160               $14,901                $13,942
    9/30/03            $45,643               $15,295                $15,207
   12/31/03            $52,906               $17,159                $17,416
    3/31/04            $53,466               $17,448                $18,506
    6/30/04            $52,735               $17,749                $18,593
    9/30/04            $49,982               $17,417                $18,061
 12/31/2004            $56,636               $19,024                $20,606


RESULTS FROM FUND INCEPTION (12/16/96) THROUGH 12/31/04

                                                                             Annualized Total                  Annualized Total
                     Total Return*<F1>        Total Return*<F1> For     Return*<F1> For the 5      Return*<F1> Through 12/31/04
                         Last 3 Months      the Year Ended 12/31/04      Years Ended 12/31/04      From Fund Inception 12/16/96
                     -----------------      -----------------------     ---------------------      ----------------------------
FMI Focus Fund                  13.31%                        7.05%                     9.30%                            24.07%
Standard &Poor's 500             9.23%                       10.88%                    -2.30%                             8.33%
Russell 2000                    14.09%                       18.33%                     6.61%                             9.41%


*<F1>  Total return includes change in share prices and in each case includes reinvestments of any dividends, interest and capital gain distributions.
       Performance data quoted represents past performance; past performance
       ---------------------------------------------------------------------
       does not guarantee future results.  Investment return and principal
       ----------------------------------
       value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by visiting www.fmifunds.com.  The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.


FMI Focus Fund
STATEMENT OF NET ASSETS
December 31, 2004 (Unaudited)


        SHARES OR
     PRINCIPAL AMOUNT                                          VALUE (B)<F3>
     ----------------                                          -------------
LONG-TERM INVESTMENTS -- 88.4% (A)<F2>

COMMON STOCKS -- 83.6% (A)<F2>

CONSUMER DISCRETIONARY SECTOR -- 9.1%
-------------------------------------
                    LEISURE -- 1.7%
        548,900     Darden Restaurants, Inc.                  $   15,226,486
         72,100     Great Wolf Resorts, Inc.                       1,610,714
        296,300     Northwest Airlines Corp.                       3,238,559
                                                              --------------
                                                                  20,075,759
                    MEDIA -- 3.4%
        691,600     Emmis Communications Corp.                    13,271,804
        309,200     Hearst-Argyle Television, Inc.                 8,156,696
        778,900     PRIMEDIA Inc.                                  2,959,820
        185,100     Radio One, Inc. CL D                           2,983,812
         51,700     Sinclair Broadcast Group, Inc.                   476,157
        485,000     Spanish Broadcasting System, Inc.              5,121,600
        574,000     Young Broadcasting Inc.                        6,061,440
                                                              --------------
                                                                  39,031,329
                    SPECIALTY RETAIL -- 4.0%
         47,800     AnnTaylor Stores Corp.                         1,029,134
        194,000     Gymboree Corp.                                 2,487,080
        472,475     Jos. A. Bank Clothiers, Inc.                  13,371,042
        475,000     Polo Ralph Lauren Corp.                       20,235,000
        245,000     The Sports Authority, Inc.                     6,308,750
         87,400     SUPERVALU INC.                                 3,017,048
                                                              --------------
                                                                  46,448,054
ENERGY SECTOR -- 5.8%
---------------------
                    OIL & GAS -- 1.7%
         51,600     Kerr-McGee Corp.                               2,981,964
        278,700     Noble Energy, Inc.                            17,184,642
                                                              --------------
                                                                  20,166,606

                    OIL & GAS EQUIPMENT & SERVICES -- 4.1%
         35,000     Cooper Cameron Corp.                           1,883,350
        115,400     Grant Prideco, Inc.                            2,313,770
        888,000     Hanover Compressor Co.                        12,547,440
        151,000     National-Oilwell, Inc.                         5,328,790
        350,000     Ormat Technologies Inc.                        5,698,000
        751,950     Pride International, Inc.                     15,445,053
        160,600     Willbros Group, Inc.                           3,701,830
                                                              --------------
                                                                  46,918,233
FINANCIAL SERVICES SECTOR -- 7.6%
---------------------------------
                    BANKS -- 1.3%
        263,825     Associated Banc-Corp                           8,761,628
        291,900     Midwest Banc Holdings, Inc.                    6,383,853
                                                              --------------
                                                                  15,145,481
                    INSURANCE -- 6.3%
        121,400     MGIC Investment Corp.                          8,365,674
        205,000     PartnerRe Ltd.                                12,697,700
        340,500     Radian Group Inc.                             18,128,220
        610,900     Reinsurance Group of America, Inc.            29,598,105
        149,800     Scottish Re Group Ltd.                         3,879,820
                                                              --------------
                                                                  72,669,519
HEALTHCARE SECTOR -- 9.9%
-------------------------
                    BIOTECHNOLOGY -- 1.5%
        203,900     Genitope Corp.                                 3,474,456
        374,300     ICON PLC SP-ADR                               14,466,695
                                                              --------------
                                                                  17,941,151

                    EQUIPMENT & SUPPLIES -- 8.4%
        267,000     Bausch & Lomb Inc.                            17,210,820
         94,400     Henry Schein, Inc.                             6,574,016
        258,700     Mettler-Toledo International Inc.             13,273,897
        178,600     Millipore Corp.                                8,896,066
        989,700     PSS World Medical, Inc.                       12,386,096
        645,000     PerkinElmer, Inc.                             14,506,050
        502,800     Varian Inc.                                   20,619,828
        150,000     Wilson Greatbatch Technologies, Inc.           3,363,000
                                                              --------------
                                                                  96,829,773
INDUSTRIALS SECTOR -- 19.3%
---------------------------
                    COMMERCIAL SERVICES & SUPPLIES -- 7.8%
      1,423,700     Casella Waste Systems, Inc.                   20,842,968
        317,500     Laidlaw International Inc.                     6,794,500
        534,100     Manpower Inc.                                 25,797,030
        630,300     ProQuest Co.                                  18,719,910
        518,800     Republic Services, Inc.                       17,400,552
                                                              --------------
                                                                  89,554,960
                    INDUSTRIAL ELECTRONIC
                      EQUIPMENT & MACHINERY -- 11.5%
        797,200     Airgas, Inc.                                  21,133,772
        100,000     Baldor Electric Co.                            2,753,000
        216,000     Beacon Roofing Supply, Inc.                    4,289,760
        383,900     CIRCOR International, Inc.                     8,891,124
        210,000     Grainger (W.W.), Inc.                         13,990,200
         58,000     Interline Brands, Inc.                         1,020,220
        284,200     Kennametal Inc.                               14,144,634
        277,700     Regal-Beloit Corp.                             7,942,220
        239,500     Robbins & Myers, Inc.                          5,707,285
        273,500     Snap-on Inc.                                   9,397,460
      1,344,900     UNOVA, Inc.                                   34,012,521
        459,900     Wabtec Corp. d/b/a Westinghouse Air
                      Brake Technologies Corp.                     9,805,068
                                                              --------------
                                                                 133,087,264
INFORMATION TECHNOLOGY SECTOR -- 24.5%
--------------------------------------
                    COMMUNICATIONS EQUIPMENT -- 3.3%
        601,800     Emulex Corp.                                  10,134,312
         25,000     QLogic Corp.                                     918,250
        760,000     Symbol Technologies, Inc.                     13,148,000
        363,900     Tekelec                                        7,438,116
        164,900     Tollgrade Communications, Inc.                 2,018,376
        252,959     Ulticom, Inc.                                  4,054,933
                                                              --------------
                                                                  37,711,987
                    CONSULTING & SERVICES -- 10.9%
        557,500     The BISYS Group, Inc.                          9,170,875
      1,654,800     CIBER, Inc.                                   15,952,272
        530,000     Fiserv, Inc.                                  21,300,700
      1,379,100     Ingram Micro Inc.                             28,685,280
        921,400     Keane, Inc.                                   13,544,580
        275,000     Kforce Inc.                                    3,052,500
        876,200     Sanmina-SCI Corp.                              7,421,414
        540,000     SunGard Data Systems Inc.                     15,298,200
        528,400     TNS Inc.                                      11,545,540
                                                              --------------
                                                                 125,971,361
                    SEMICONDUCTOR EQUIPMENT
                      & PRODUCTS -- 6.8%
        314,500     Actel Corp.                                    5,516,330
        510,000     Altera Corp.                                  10,557,000
        261,700     Anaren, Inc.                                   3,391,632
        820,000     Asyst Technologies, Inc.                       4,173,800
      1,120,200     Conexant Systems, Inc.                         2,229,198
        672,000     Entegris Inc.                                  6,686,400
        689,700     Exar Corp.                                     9,786,843
        882,300     KEMET Corp.                                    7,896,585
        482,700     Methode Electronics, Inc.                      6,202,695
        470,200     MKS Instruments, Inc.                          8,722,210
        565,700     Nortem N.V.                                    2,619,191
        706,524     Vishay Intertechnology, Inc.                  10,611,990
                                                              --------------
                                                                  78,393,874
                    SOFTWARE -- 3.5%
      1,028,703     Aspen Technology, Inc.                         6,388,246
        161,800     CSG Systems International, Inc.                3,025,660
      1,438,600     E.piphany, Inc.                                6,948,438
        119,900     Fair Isaac Corp.                               4,397,932
        760,400     JDA Software Group, Inc.                      10,356,648
      1,653,000     Parametric Technology Corp.                    9,736,170
                                                              --------------
                                                                  40,853,094
MATERIALS SECTOR -- 6.8%
------------------------
                    CHEMICALS -- 2.0%
         14,700     H.B. Fuller Co.                                  419,097
        514,950     Intertape Polymer Group Inc.                   4,691,195
        185,500     Lyondell Chemical Co.                          5,364,660
        333,600     PolyOne Corp.                                  3,022,416
         41,100     Rogers Corp.                                   1,771,410
        232,900     Westlake Chemical Corp.                        7,778,860
                                                              --------------
                                                                  23,047,638
                    CONTAINERS & PACKAGING -- 1.6%
         52,100     Bemis Company, Inc.                            1,515,589
        717,700     Packaging Corp of America                     16,901,835
                                                              --------------
                                                                  18,417,424
                    PAPER & FOREST PRODUCTS -- 3.2%
        867,900     Kadant Inc.                                   17,791,950
        939,600     Smurfit-Stone Container Corp.                 17,551,728
         63,900     Wausau-Mosinee Paper Corp.                     1,141,254
                                                              --------------
                                                                  36,484,932
TELECOMMUNICATIONS SECTOR -- 0.6%
---------------------------------
                    WIRELESS SERVICES -- 0.6%
        527,600     Alamosa Holdings, Inc.                         6,579,172
                                                              --------------
                      Total common stocks                        965,327,611


MUTUAL FUNDS -- 4.8% (A)<F2>
        337,000     iShares S&P SmallCap 600 Index Fund           54,833,270
                                                              --------------
                      Total long-term investments              1,020,160,881

SHORT-TERM INVESTMENTS -- 11.5% (A)<F2>
                    COMMERCIAL PAPER -- 11.0%
     16,500,000     Empire Corporate Federal Credit
                      Union, 2.30%, due 1/03/05                   16,497,892
      9,300,000     Wisconsin Public Service,
                      2.27%, due 1/04/05                           9,298,241
     20,000,000     Deutsche Bank -- NY,
                      2.27%, due 1/05/05                          19,994,955
      9,500,000     7 Eleven Inc.,
                      2.22%, due 1/07/05                           9,496,485
     16,200,000     USAA Capital BE, 2.20%-2.22%,
                      due 1/04/05-1/07/05                         16,195,630
     20,500,000     Goldman Sachs Group LP,
                      2.25%, due 1/10/05                          20,488,469
     16,000,000     NetJets Inc.,
                      2.20%, due 1/11/05                          15,990,222
     19,000,000     American Express Credit Corp.,
                      2.13%, due 1/12/05                          18,987,634
                                                              --------------
                        Total commercial paper                   126,949,528

                    VARIABLE RATE DEMAND NOTE -- 0.5%
      5,919,236     U.S. Bank, N.A., 2.17%                         5,919,236
                                                              --------------
                      Total short-term investments               132,868,764
                                                              --------------
                      Total investments                        1,153,029,645
                    Cash and receivables, less
                      liabilities -- 0.1% (A)<F2>                  1,377,349
                                                              --------------
                        NET ASSETS                            $1,154,406,994
                                                              --------------
                                                              --------------
                    Net Asset Value Per Share
                      ($0.0001 par value, 100,000,000
                      shares authorized), offering
                      and redemption price
                      ($1,154,406,994 / 33,220,260
                      shares outstanding)                     $        34.75
                                                              --------------
                                                              --------------


(a)  Percentages for the various classifications relate to net assets.

(b) Each security, including the liability for securities sold short, but excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded. Securities that are traded on the Nasdaq National Market or the Nasdaq SmallCap Market are valued at the Nasdaq Official Closing Price or if no sale is reported the latest bid price. Securities which are traded over-the-counter are valued at the latest bid price. Securities sold short which are listed on a national securities exchange or the Nasdaq Stock Market but which were not traded on the valuation date are valued at the most recent ask price. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors. Short-term investments with maturities of 60 days or less are valued at cost which approximates value.

ADR - American Depository Receipts

N.V. - Netherland Antilles Limited Liability Corporation

                                 FMI FOCUS FUND
                           100 East Wisconsin Avenue
                          Milwaukee, Wisconsin  53202
                                www.fmifunds.com
                                  414-226-4555

                               BOARD OF DIRECTORS
                                 BARRY K. ALLEN
                                GEORGE D. DALTON
                               PATRICK J. ENGLISH
                             GORDON H. GUNNLAUGSSON
                                 TED D. KELLNER
                                RICHARD E. LANE
                                 PAUL S. SHAIN

                               INVESTMENT ADVISER
                               AND ADMINISTRATOR
                           FIDUCIARY MANAGEMENT, INC.
                           100 East Wisconsin Avenue
                          Milwaukee, Wisconsin  53202

                               PORTFOLIO MANAGER
                            BROADVIEW ADVISORS, LLC
                           100 East Wisconsin Avenue
                          Milwaukee, Wisconsin  53202

                               TRANSFER AGENT AND
                           DIVIDEND DISBURSING AGENT
                        U.S. BANCORP FUND SERVICES, LLC
                            615 East Michigan Street
                          Milwaukee, Wisconsin  53202
                          800-811-5311 or 414-765-4124

                                   CUSTODIAN
                                U.S. BANK, N.A.
                               425 Walnut Street
                            Cincinnati, Ohio  45202

                             INDEPENDENT REGISTERED
                             PUBLIC ACCOUNTING FIRM
                           PRICEWATERHOUSECOOPERS LLP
                           100 East Wisconsin Avenue
                                   Suite 1500
                          Milwaukee, Wisconsin  53202

                                 LEGAL COUNSEL
                              FOLEY & LARDNER LLP
                           777 East Wisconsin Avenue
                          Milwaukee, Wisconsin  53202

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of FMI Focus Fund unless accompanied or preceded by the Fund's current prospectus.



                                QUARTERLY REPORT
                               DECEMBER 31, 2004

                                      FMI
                                   Large Cap
                                      Fund

                                   A NO-LOAD
                                  MUTUAL FUND

                                      FMI
                                   Large Cap
                                      Fund


                                                              December 31, 2004

Dear Fellow Shareholders:

  The FMI Large Cap Fund gained 11.07% and 17.52% in the December quarter and calendar year, respectively. This compared to 9.23% and 10.88% for the S&P 500 for the same periods. The Fund has now outperformed the S&P 500 in each of the three years since its inception, December 31, 2001. The annual compounded return for the Fund is 9.53% compared to 3.59% for the S&P 500. While this is very gratifying, the question in this business is always "What's next?"

  These returns were higher than we had envisioned in early 2004, given the strong 2003 market and the elevated valuation levels starting the year. The year played out in three parts. The first half of the March quarter saw a continuation of the growth stock and "low quality" rally that characterized 2003. A series of worries, including Iraq, commodity prices, earnings growth, and political rhetoric set the stage for value stocks to outperform in the back half of the March quarter through most of the third quarter. This reversed again in the December quarter, with strong advances in some of the higher multiple sectors such as technology, biotechnology and telecom, along with good gains in industrials and financials. Our negative slant on technology and financials was outlined in the March quarter's report, available on our website at www.fmifunds.com.
   -----------------

TO CONTINUE GOOD ECONOMIC EXPANSION FROM HERE, BOTH EMPLOYMENT AND WAGES WILL LIKELY HAVE TO GROW SIGNIFICANTLY, AS OTHER SOURCES OF GROWTH APPEAR TO HAVE BEEN EXHAUSTED.

  The holiday mood and the gratifying gains of 2004 do not shake us from our conviction that stock prices in general remain well above historical averages, and in many respects are significantly overvalued. Depending on which valuation metric is used, it appears that more stocks are overvalued today than were overvalued in the technology bubble of five years ago. The value of the median stock today exceeds that of five years ago. Later in this letter we will present supporting data. But first, as is our custom, we will make some general comments about the economy and corporate earnings.

The Economy
-----------
  If the fourth quarter estimates come in as expected, real Gross Domestic Product (GDP) growth in 2004 should be approximately 4%. The economy has recovered nicely from very slow-to negative growth post 09/11/01. Employment continues an uneven, but positive recovery. Manufacturing activity has increased and consumer spending remains fairly robust. While real income growth advanced 3-4% in 2004, after a couple of years of virtually no growth, consumers continued to spend more than they made. Thus, consumer debt levels remain near an all time high and the personal savings rate hit the second lowest level on record (.2% in October). Mortgage debt is also at a record level and has undoubtedly provided a significant amount of fuel for consumer spending in recent years. To continue good economic expansion from here, both employment and wages will likely have to grow significantly as other sources of growth appear to have been exhausted.

  The topic of the day in the financial and popular press is the current account (trade) deficit. The annual trade deficit is currently over 5% of GDP and is approaching $600 billion (see chart). Foreigners are not only selling a lot of goods to Americans relative to what they are buying in return, they are plowing the dollars they receive back into U.S. Treasuries and stocks. The worry is that foreigners will lose their appetite for holding dollars, which have been depreciating lately, and thus, interest rates will have to rise to induce others to fund our trade deficit. Some notable commentators, including Warren Buffett and Stephen Roach (the Morgan Stanley economist), believe the trade imbalance will continue to impact the dollar. They believe the dollar will continue to fall, making U.S. exports cheaper, and imports more expensive. Clearly, this scenario has negative implications for inflation, as low import prices have kept consumer prices low.

      U.S. TRADE DEFICIT
      ------------------
      GOODS AND SERVICES
      ------------------

         October 2004
-------------------------------
Millions                55464.0
2004 YTD                 0.2602
1 Month                   8.91%
3 Months                  9.71%
6 Months                 14.52%
1 Year                   33.68%
3 Years                  21.57%
5 Years                  18.01%
10 Years                 18.89%
-------------------------------
    Data Released 12/14/04

                 Millions of
                   Dollars

      Jan-94        6971
      Feb-94        9353
      Mar-94        6323
      Apr-94        8033
      May-94        8808
      Jun-94        8529
      Jul-94        9713
      Aug-94        9129
      Sep-94        9649
      Oct-94        9830
      Nov-94        10239
      Dec-94        7840
      Jan-95        9208
      Feb-95        8833
      Mar-95        9288
      Apr-95        10476
      May-95        9852
      Jun-95        11109
      Jul-95        8945
      Aug-95        7336
      Sep-95        6216
      Oct-95        6591
      Nov-95        6183
      Dec-95        5855
      Jan-96        8409
      Feb-96        6768
      Mar-96        7928
      Apr-96        9409
      May-96        10188
      Jun-96        8608
      Jul-96        11529
      Aug-96        10563
      Sep-96        10988
      Oct-96        7034
      Nov-96        7156
      Dec-96        10002
      Jan-97        9693
      Feb-97        8982
      Mar-97        7937
      Apr-97        7948
      May-97        8707
      Jun-97        7534
      Jul-97        7607
      Aug-97        8886
      Sep-97        9230
      Oct-97        8550
      Nov-97        9436
      Dec-97        10215
      Jan-98        10290
      Feb-98        10765
      Mar-98        12558
      Apr-98        13902
      May-98        14444
      Jun-98        13260
      Jul-98        14535
      Aug-98        16600
      Sep-98        15198
      Oct-98        15223
      Nov-98        15496
      Dec-98        14628
      Jan-99        15534
      Feb-99        18944
      Mar-99        18395
      Apr-99        18711
      May-99        20893
      Jun-99        23262
      Jul-99        24081
      Aug-99        23599
      Sep-99        23454
      Oct-99        24236
      Nov-99        25453
      Dec-99        25280
      Jan-00        26637
      Feb-00        29999
      Mar-00        31237
      Apr-00        29101
      May-00        31070
      Jun-00        31755
      Jul-00        32453
      Aug-00        30988
      Sep-00        34884
      Oct-00        34281
      Nov-00        33054
      Dec-00        33922
      Jan-01        33736
      Feb-01        27865
      Mar-01        31840
      Apr-01        31351
      May-01        28641
      Jun-01        29464
      Jul-01        29963
      Aug-01        28334
      Sep-01        30747
      Oct-01        30869
      Nov-01        29076
      Dec-01        25939
      Jan-02        29642
      Feb-02        32593
      Mar-02        31527
      Apr-02        33955
      May-02        34019
      Jun-02        35398
      Jul-02        34123
      Aug-02        36198
      Sep-02        36595
      Oct-02        34932
      Nov-02        39602
      Dec-02        43151
      Jan-03        41354
      Feb-03        40375
      Mar-03        43659
      Apr-03        42519
      May-03        40827
      Jun-03        40035
      Jul-03        40814
      Aug-03        40185
      Sep-03        41251
      Oct-03        41490
      Nov-03        39994
      Dec-03        44011
      Jan-04        45768
      Feb-04        45785
      Mar-04        47052
      Apr-04        48433
      May-04        47310
      Jun-04        55341
      Jul-04        50555
      Aug-04        53861
      Sep-04        50925
      Oct-04        55464
      Nov-04
      Dec-04

Table: Includes latest level and percentage changes for indicated periods. o Periods over 1 year are annualized.

Sources:  Bureau of the Census; Copyright(c) 2005 Crandall, Pierce & Company

  The government budget deficit, which is expected to be approximately $400 billion and around 4.1% of GDP, is also quite high by historical standards. Other economies throughout history that have run large deficits have tended to struggle with inflationary pressures. Most of the inflation that we have seen in recent quarters has been mainly in raw materials such as oil and other commodities. We are seeing some companies having success in passing on these price increases. Historically, rising labor costs have been a much more important inflationary factor. We haven't seen strong evidence of this as yet. Any significant increase in inflation will likely have a negative impact on interest rates and stock market valuations. In summary, we would say the status of the economy is better than it was a few years ago, but still remains on fairly shaky ground.

Corporate Earnings
------------------
  Many times in these letters we have stated that over long periods of time, corporate earnings basically track corporate sales and nominal GDP. The growth rate of these three measures averages about 6%. Over shorter periods, earnings can dramatically lag or exceed corporate revenue growth and GDP. For instance there was a dramatic decrease in earnings in 2001-2002, as S&P 500 operating earnings declined more than 30% (50% on a reported basis) on only a modest decline in revenue and a flattish GDP growth rate. A rapid rebound in earnings occurred in 2003-2004, again, with only a modest increase in revenue and GDP growth. This past third quarter, corporate earnings slowed to 8% and that rate is about what is expected in the fourth quarter. It is also worth noting that corporate profit margins are at a 50 year high. With higher raw material prices and perhaps some wage pressures, it is unlikely that profit margins will expand significantly in the next year or two. We would actually not be surprised if margins dipped. Optimistically, we would say profits could track revenue growth, which would likely be in line with GDP growth. Thus, a mid-single-digit growth rate seems reasonable.

WITH HIGHER RAW MATERIAL PRICES AND PERHAPS SOME WAGE PRESSURES, IT IS
UNLIKELY THAT PROFIT MARGINS WILL EXPAND SIGNIFICANTLY IN THE NEXT YEAR OR TWO.

Valuation
---------
  At the end of 1999, the market reflected the enormous overvaluation of the technology and telecom sectors. In the years leading up to the peak in March of 2000, there were good, solid companies available at reasonable prices even while the aforementioned sectors of the market were at extreme valuation levels. Indeed, in the ensuing five years, most of the value indices did quite well while the S&P 500 was actually down approximately 10%.

  It is perhaps natural to think that since the benchmarks have lagged over the past five years, they must now be attractive. We couldn't disagree more.
While there are certainly fewer egregiously overvalued stocks today, there may be more companies that we would deem overvalued using traditional valuation yardsticks. One of the most consistent and dependable valuation yardsticks is the price-to-sales ratio (PSR). This is simply the total market value of the stock divided by the company's annual revenues. We analyzed PSRs, as well as some other valuation metrics, for the Russell 3000, which is the combination of the Russell 2000 (small caps) and the Russell 1000 (large caps) and constitutes over 95% of the market. The median PSR of this benchmark at the end of 1999 was 1.5; today it is 1.8. The multi-decade average for this ratio is approximately 1.0.

....THE MEDIAN STOCK IS AT LEAST AS EXPENSIVE AND PERHAPS MORE EXPENSIVE THAN IT
WAS FIVE YEARS AGO AT THE HEIGHT OF THE STOCK MARKET BUBBLE.

  At the end of 1999, the median price-to-earnings (P/E) ratio for the Russell 3000 was 16.6. Today it is 21.7. We hasten to add a caveat to these numbers. For simplicity's sake, we have chosen to ignore all the companies with negative P/E ratios. Thus, while there are a substantial number of these in the Index today, there were probably more five years ago. Ignoring the negative P/E ratios in this exercise may artificially lower the historical median P/E relative to today, since some of the money-losing companies were undoubtedly highflying technology stocks with no earnings. Still, we do not think it alters the conclusion that the median stock is at least as expensive, and perhaps more expensive than it was five years ago at the height of the stock market bubble.

  The FMI Large Cap Fund wasn't in existence five years ago, but three years ago it was modestly more expensive than it is today. Three years ago, the Fund's P/E ratio on estimated 2001 earnings was 14.9. Today, the corresponding figure for 2004 is 17.2. The P/E ratio relative to the Index, however, remains attractive. Based on the midpoint between operating and reported earnings estimates by Goldman Sachs, the 2004 median P/E ratio for the S&P 500 is approximately 20.0. Thus, the Fund still trades at a significant discount to the Index. On a PSR basis, the Fund today trades at 1.5; three years ago this figure was 1.2. By way of comparison, the S&P 500's median PSR is 2.1. On a weighted average basis, the S&P 500's PSR is 2.9. Again, the Fund appears to enjoy a significant relative advantage with respect to valuation.

....THE FUND APPEARS TO ENJOY A SIGNIFICANT RELATIVE ADVANTAGE WITH RESPECT TO
VALUATION.

  Anecdotally, we have witnessed some signs of excess that are reminiscent of the late 1990s. Sirius Satellite Radio, for example, trades at 200 times revenue and sports a market capitalization of nearly $10 billion. Travelzoo carries a $1.6 billion market cap on revenue of just $28 million. Yahoo trades at a PSR of 15 and about 100 times earnings. Google's market value is now $53 billion on sales of $2.7 billion and has a P/E ratio in excess of 100. We screened all the publicly traded companies over $100 million in market value (roughly 5500 companies) and found over 750 that traded in excess of five times revenue.

  Given our concerns about overall market valuations, we are being even more vigilant about the quality of the business franchises in the Fund's portfolio. We have our portfolios more defensively postured today than at any time in the past five years. In tough times, investors will question everything. However, we continue to believe that lower quality businesses, "story" stocks and weaker balance sheets tend to get hit the worst in a stock market downdraft. Furthermore, we remain underweight in the most aggressive sectors of the market, particularly technology and biotechnology. Despite being wrong in recent months, we also remain steadfast in our conviction that financials should be underweighted.

  We appreciate your confidence in the FMI Large Cap Fund.

  Sincerely,

     /s/Ted D. Kellner      /s/Donald S. Wilson        /s/Patrick J. English
     Ted D. Kellner, CFA    Donald S. Wilson, CFA      Patrick J. English, CFA
     President and          Vice President             Vice President and
     Portfolio Manager                                 Portfolio Manager


          100 E. Wisconsin Ave. o Milwaukee, WI  53202 o 414-226-4555
                                www.fmifunds.com

FMI Large Cap Fund

STATEMENT OF NET ASSETS

December 31, 2004 (Unaudited)

       SHARES OR
    PRINCIPAL AMOUNT                                            VALUE(B)<F5>
    ----------------                                            ------------

COMMON STOCKS -- 87% (A)<F4>

COMMERCIAL SERVICES SECTOR -- 9.2%
----------------------------------
                    DISTRIBUTION -- 4.6%
         14,200     Grainger (W.W.), Inc.                        $   946,004

                    FACILITIES MANAGEMENT -- 4.6%
         35,500     ARAMARK Corp. CL B                               941,105

CONSUMER DISCRETIONARY SECTOR -- 18.0%
--------------------------------------
                    CONSUMER PRODUCTS -- 5.3%
         19,500     V. F. Corp.                                    1,079,910

                    MEDIA -- 3.0%
         32,000     Time Warner Inc.                                 622,080

                    RESTAURANTS -- 4.9%
         21,500     Yum! Brands, Inc.                              1,014,370

                    RETAIL TRADE -- 4.8%
         39,000     TJX Companies, Inc.                              980,070

CONSUMER STAPLES SECTOR -- 13.8%
--------------------------------

                    FOODS -- 10.4%
         18,600     Cadbury Schweppes PLC - SP-ADR                   701,220
          9,600     Diageo PLC - SP-ADR                              555,648
         50,000     Kroger Co.                                       877,000
                                                                 -----------
                                                                   2,133,868

                    PERSONAL CARE -- 3.4%
         10,800     Kimberly-Clark Corp.                             710,748

ENERGY SECTOR -- 4.0%
---------------------
                    OIL & GAS PRODUCERS -- 4.0%
          9,500     ConocoPhillips                                   824,885

FINANCIAL SERVICES SECTOR -- 7.8%
---------------------------------
                    BANKS -- 3.7%
         12,600     Comerica Inc.                                    768,852

                    PROPERTY & CASUALTY INSURANCE -- 4.1%
         12,000     Loews Corp.                                      843,600

HEALTHCARE SECTOR -- 7.6%
-------------------------
                    HEALTHCARE PRODUCTS -- 7.6%
         10,300     Becton, Dickinson & Co.                          585,040
         17,000     Cardinal Health, Inc.                            988,550
                                                                 -----------
                                                                   1,573,590
MATERIALS & PROCESSING SECTOR - 6.9%
------------------------------------
                    CHEMICALS -- 3.9%
         18,000     Praxair, Inc.                                    794,700

                    MATERIALS & MINERALS MINING -- 3.0%
         25,900     BHP Billiton Ltd. SP-ADR                         622,118

MULTI-INDUSTRY COMPANIES SECTOR -- 3.9%
---------------------------------------
                    INDUSTRIAL CONGLOMERATE -- 3.9%
            270     Berkshire Hathaway Inc. Cl B                     792,720

PRODUCER DURABLES SECTOR -- 9.9%
--------------------------------
                    BUSINESS EQUIPMENT -- 3.9%
         14,700     CANON INC. SP-ADR                                797,622

                    POLLUTION CONTROL &
                      ENVIRONMENTAL SERVICES -- 6.0%
         41,500     Waste Management, Inc.                         1,242,510

TECHNOLOGY SECTOR -- 5.9%
-------------------------
                    COMPUTER SERVICES
                      SOFTWARE & SYSTEMS -- 5.9%
         43,000     SunGard Data Systems Inc.                      1,218,190
                                                                 -----------
                      Total common stocks                         17,906,942

SHORT-TERM INVESTMENTS -- 12.9% (A)<F4>
                    VARIABLE RATE DEMAND NOTES -- 12.9%
        756,274     American Family Financial Services, 2.00%        756,274
        950,000     U.S. Bank, N.A., 2.17%                           950,000
        950,000     Wisconsin Corporate Central
                      Credit Union, 2.09%                            950,000
                                                                 -----------
                        Total short-term investments               2,656,274
                                                                 -----------
                        Total investments                         20,563,216
                    Cash and receivables, less
                      liabilities -- 0.1% (A)<F4>                     22,030
                                                                 -----------
                        NET ASSETS                               $20,585,246
                                                                 -----------
                                                                 -----------
                    Net Asset Value Per Share
                      ($0.0001 par value, 100,000,000
                      shares authorized), offering
                      and redemption price
                      ($20,585,246 / 1,626,591
                      shares outstanding)                        $     12.66
                                                                 -----------
                                                                 -----------

(a)<F4>   Percentages for the various classifications relate to net assets.

(b)<F5> Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded. Securities that are traded on the Nasdaq National Market or the Nasdaq SmallCap Market are valued at the Nasdaq Official Closing Price, or if no sale is reported, the latest bid price. Short-term investments are valued at amortized cost which approximates market value.

ADR - American Depository Receipts


                               FMI LARGE CAP FUND
                     100 East Wisconsin Avenue, Suite 2200
                          Milwaukee, Wisconsin  53202
                                www.fmifunds.com
                                  414-226-4555

                               BOARD OF DIRECTORS
                                 BARRY K. ALLEN
                                GEORGE D. DALTON
                               PATRICK J. ENGLISH
                             GORDON H. GUNNLAUGSSON
                                 TED D. KELLNER
                                RICHARD E. LANE
                                 PAUL S. SHAIN

                               INVESTMENT ADVISER
                               AND ADMINISTRATOR
                           FIDUCIARY MANAGEMENT, INC.
                     100 East Wisconsin Avenue, Suite 2200
                          Milwaukee, Wisconsin  53202

                               TRANSFER AGENT AND
                           DIVIDEND DISBURSING AGENT
                        U.S. BANCORP FUND SERVICES, LLC
                            615 East Michigan Street
                          Milwaukee, Wisconsin  53202
                                  800-811-5311
                                       or
                                  414-765-4124

                                   CUSTODIAN
                                U.S. BANK, N.A.
                               425 Walnut Street
                             Cincinnati, Ohio 45202

                             INDEPENDENT REGISTERED
                             PUBLIC ACCOUNTING FIRM
                           PRICEWATERHOUSECOOPERS LLP
                           100 East Wisconsin Avenue
                                   Suite 1500
                          Milwaukee, Wisconsin  53202

                                 LEGAL COUNSEL
                              FOLEY & LARDNER LLP
                           777 East Wisconsin Avenue
                          Milwaukee, Wisconsin  53202

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of FMILarge Cap Fund unless accompanied or preceded by the Fund's current prospectus. Performance data quoted represents past
                               ---------------------------------------
performance; past performance does not guarantee future results. The investment
----------------------------------------------------------------
return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.fmifunds.com.